                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         GLACIER WATER SERVICES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         GLACIER WATER SERVICES, INC.
                               2261 Cosmos Court
                          Carlsbad, California 92009
                         _____________________________

                           NOTICE OF ANNUAL MEETING
                         To be held at the offices of
              Kayne Anderson Rudnick Investment Management, Inc.
                    1800 Avenue of the Stars, Second Floor
                         Los Angeles, California 90067

                                 June 5, 2001


To Our Stockholders:

     NOTICE is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Glacier Water Services, Inc. (the "Company") will be held at 1:00 p.m. (Los Angeles time) on Tuesday, June 5, 2001, at the offices of Kayne Anderson Rudnick Investment Management, Inc., 1800 Avenue of the Stars, Second Floor, Los Angeles, California, 90067 for the following purposes:

     1. To elect seven directors to serve for a term of one year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2. To approve an amendment to the 1994 Stock Compensation Program to increase the maximum number of shares of the Company's common stock issuable under the Program;

     3. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the 2001 fiscal year; and

     4. To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Holders of the Company's common stock, par value $.01 per share, as of the close of business on April 9, 2001, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting. The Company's Board of Directors and officers urge that all stockholders of record exercise their right to vote at the Annual Meeting personally or by proxy. Accordingly, we are sending you the enclosed Proxy Statement and proxy card, as well as the fiscal year 2000 Annual Report.

     Whether or not you plan to attend the Annual Meeting, please indicate your vote on the accompanying proxy card and sign, date and return it as promptly as possible in the enclosed self-addressed, postage-paid envelope.

     Your prompt response will be appreciated.

                               By Order of the Board of Directors
                               /s/ David Walters
                               W. David Walters
                               Senior Vice President and Chief Financial Officer

Carlsbad, California
May 4, 2001

                         GLACIER WATER SERVICES, INC.
                               2261 Cosmos Court
                          Carlsbad, California 92009

                               _________________


                        ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 5, 2001


                               __________________

                                 PROXY STATEMENT


     The accompanying proxy is solicited by the Board of Directors of Glacier Water Services, Inc. (the "Company") to be used at the Annual Meeting of Stockholders on Tuesday, June 5, 2001 (the "Annual Meeting"). This Proxy Statement, the enclosed form of proxy and the fiscal year 2000 Annual Report are being sent to stockholders on or about May 4, 2001.

     At the Annual Meeting, stockholders will be asked to consider and vote upon the following items:

     1. The election of seven directors to serve for a term of one year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2. To approve an amendment to the 1994 Stock Compensation Program to increase the maximum number of shares of the Company's common stock issuable under the Program;

     3. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the 2001 fiscal year; and

     4. To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The fiscal year 2000 Annual Report that accompanies this Proxy Statement is not to be regarded as proxy soliciting material.

     The Board of Directors of the Company believes that election of its director nominees, the approval of the amendment to the 1994 Stock Compensation Program and ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors are in the best interests of the Company and its stockholders and recommends to the stockholders of the Company the approval of each of these proposals.

                                    VOTING

     Shares represented by duly executed and unrevoked proxies in the enclosed form received by the Board of Directors prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the specifications made therein by the stockholders, unless authority to do so is withheld. If no specification is made, shares represented by duly executed and unrevoked proxies will be voted FOR the election as directors of the nominees listed herein, FOR the amendment to the 1994 Stock Compensation Program, FOR the ratification of Arthur Andersen LLP as the Company's independent auditors and, with respect to any other matter that may properly come before the Annual Meeting, in the discretion of the persons voting the respective proxies.

     No provision for rights of appraisal or similar rights of dissenters are applicable with respect to the matters to be voted upon at the Annual Meeting.

     Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person, and any stockholder giving a proxy may revoke it at any time prior to its exercise at the Annual Meeting by giving notice of such revocation either personally or in writing to the Secretary of the Company at the Company's executive offices, located at the address set forth above, by subsequently executing and delivering another proxy or by voting in person at the Annual Meeting.

     The Company has retained Mellon Investor Services LLC to assist in soliciting proxies from brokers and nominees for the Annual Meeting. The estimated cost for these services is $20,000 and will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit proxies by telephone, facsimile, telegraph or cable; such persons will not be compensated for such solicitation.

     Only holders of record of the Company's common stock, $.01 par value (the "Common Stock"), as of the close of business on April 9, 2001 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were outstanding 2,834,474 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

Vote Required

     The election of the director nominees requires a plurality of the votes cast in person or by proxy at the Annual Meeting. Under Delaware law, the Company's Certificate of Incorporation and the Company's Bylaws, shares as to which a stockholder abstains or withholds from voting on the election of directors and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") on the election of directors will not be counted as voting thereon and therefore will not affect the election of the nominees receiving a plurality of the votes cast.

     The approval of the amendment to the 1994 Stock Compensation Program requires the affirmative vote of at lease a majority of the outstanding shares of the Common Stock present in person or represented by proxy at the meeting. The ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company for the 2001 fiscal year requires the affirmative vote of the holders of at least a majority of the aggregate outstanding shares of Common Stock.

                             ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company fixes the number of directors at not less than one nor more than nine, with the exact number to be set by resolution of the Board of Directors. The Board of Directors has set the authorized number of directors at eight, and proposes the election of seven directors to hold office until the next Annual Meeting and until their successors are duly elected and qualified. Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the seven nominees presented below. Except as set forth below, persons named as proxies may not vote for the election of any person to the office of director for which a bona fide nominee is not named in the Proxy Statement. All nominees have consented to serve as a director for the ensuing year. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named in the enclosed proxy will vote for any substitute nominee designated by the Board of Directors.

     The names and certain information concerning the persons to be nominated as directors by the Board of Directors at the Annual Meeting are set forth below.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF
                                                     ---
THE NOMINEES NAMED BELOW.

               NOMINEES FOR DIRECTORS FOR TERMS EXPIRING IN 2001

Name and Age as of the         Position, Principal Occupation, Business
June 5, 2001 Meeting Date      Experience and Directorships
-------------------------      ----------------------------
Richard A. Kayne, 56           Mr. Kayne has been a director of the Company since March 1995 and has served as
                               Chairman of the Board since September 1999.  Mr. Kayne currently serves as President,
                               Chief Executive Officer and director of Kayne Anderson Investment Management, Inc., the general partner of Kayne Anderson Capital Advisors, L.P., an investment management firm, and their broker-dealer affiliate, KA Associates, Inc.. He is also
                               Co-Chair of the Management Committee of Kayne Anderson Rudnick Investment Management,
                               LLC, an investment management firm. Mr. Kayne and John E. Anderson founded Kayne
                               Anderson Investment Management, Inc. in 1984.  Mr. Kayne is also a director of The
                               Right Start, Inc., a retailer of products for infants and young children.

Peter B. Foreman, 65           Mr. Foreman has been a director of the Company since June 2000 and was previously a director from June 1989 to June 1999.  Mr. Foreman is currently the President of
                               Sirius Corporation, an investment management firm located in Chicago, Illinois.  From
                               1976 to January 1994, Mr. Foreman was a partner of Harris Associates, an investment advisory firm located in Chicago, Illinois. He presently serves on the Board of
                               Directors of Eagle Food Centers, Inc.

Peter H. Neuwirth, 62          Mr. Neuwirth has been director of the Company since January 2000 and has served as
                               Vice-Chairman of the Board since October 2000.  Mr. Neuwirth currently serves as
                               President of Advanced Engine Management, Inc., a manufacturer of high-performance automotive systems, and has held that position since 1997. Mr. Neuwirth served as
                               President of Imported Parts and Accessories Company, Inc., a major importer and distributor of replacement parts for imported cars and light trucks to the specialist repair industry, from 1979 to 1995.  Mr. Neuwirth currently serves as on the Board of
                               Directors of American Rebuilders, Inc.

Charles A. Norris,55           Mr. Norris is the retired President of McKesson Water Products Company. Mr. Norris
                               was President from 1990 until he retired in October 2000. The Company acquired
                               AquaVend, a subsidiary of McKesson Water Products Company in 1997.  Mr. Morris is the
                               past Chairman and director of the International Bottled Water Association.

Scott H. Shlecter, 48          Mr. Shlecter has been a director of the Company since June 1997.  Mr. Shlecter currently serves as an independent consultant.  Mr. Shlecter served as Chief
                               Executive Officer of Jewelry.com, an internet retailer,  from September 1999 to
                               August 2000.  Mr. Shlecter is the President Emeritus and a founder of the North
                               American practice of L.E.K. Consulting, an international business consulting firm.
                               Mr. Shlecter has served as President Emeritus at L.E.K. Consulting since January
                               1999.  Mr. Shlecter served as President of L.E.K. Consulting from 1989 to January 1,
                               1999.

Robert V. Sinnott, 52          Mr. Sinnott has been a director of the Company since April 1993.  Mr. Sinnott currently serves as a Senior Vice President of Kayne Anderson Investment Management,
                               Inc. and as a Managing Director of Kayne Anderson Capital Advisors, L.P., and has
                               served in such capacities since 1992.  Mr. Sinnott is also a Director of Plains
                               Resources, Inc., an oil and gas exploration and production company.

Name and Age as of the         Position, Principal Occupation, Business
June 5, 2001 Meeting Date      Experience and Directorships
-------------------------      ----------------------------
Jerry R. Welch, 50             Mr. Welch has been a director of the Company since October 1991.  Mr. Welch served as
                               Chairman of the Board from January 1992 to September 1992 and from April 1993 to
                               September 1999.  Mr. Welch served as Chief Executive Officer from September 1994 to
                               September 1999.  Mr. Welch served as President and Chief Executive Officer from
                               October 1991 to September 1992.  Mr. Welch currently serves as a Senior Vice
                               President of Kayne Anderson Investment Management, Inc. and has served in such capacity since January 1993.  Mr. Welch is also the Chairman of the Board and Chief
                               Executive Officer of The Right Start, Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors is responsible for the overall affairs of the Company. The Board of Directors met a total of six times during the 2000 fiscal year, including regularly scheduled and special meetings. The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee. The current members of each of the Board's committees are listed below. No member of the Board of Directors attended fewer than 75% of the meetings of the Board or of any Committee on which he served during fiscal 2000.

The Audit Committee

     The members of the Audit Committee for the 2000 fiscal year were Messrs. Shlecter and Sinnott and Douglas C. Boyd. Mr. Boyd resigned as a director and as a member of the Audit Committee in October 2000, at which time Mr. Foreman became a member of the Audit Committee. Mr. Sinnott, who is no longer considered to be independent under the rules of the American Stock Exchange, resigned and was replaced by Mr. Neuwirth as an Audit Committee member effective March 15, 2001. As a result, the Audit Committee is now comprised of Messrs. Shlecter, Foreman and Neuwirth. The Audit Committee met six times during the 2000 fiscal year. The Audit Committee, which is composed solely of outside directors, meets periodically with the Company's independent auditors and management to discuss accounting principles, financial and accounting controls, the scope and results of the annual audit, internal controls and other matters; advises the Board on matters related to accounting and auditing; and reviews management's selection of independent auditors. The independent auditors have complete access to the committee, without management present, to discuss results of their audit and their observations on adequacy of internal controls, quality of financial reporting, and other accounting and auditing matters.

The Compensation Committee

     The members of the Compensation Committee for fiscal year 2000 were Messrs. Boyd, Sinnott and Kayne. Mr. Boyd resigned as a director and as a member of the Compensation Committee in October 2000, at which time Mr. Shlecter became a member of the Compensation Committee. The Compensation Committee reviews and takes action regarding terms of compensation, employment contracts and pension matters that concern officers and key employees of the Company. The Compensation Committee is also responsible for the administration and award of stock options under the Company's stock option plans. The Compensation Committee met in January, March and October to determine the compensation of the executive officers and key employees of the Company.

The Nominating Committee

     The current members of the Nominating Committee are Messrs. Sinnott and Welch. The Nominating Committee recommends to the Board nominees for Board membership and makes recommendations as to Board policies concerning the selection, tenure and qualification of directors. The Nominating Committee reviews the qualifications of, among others, those persons recommended for nomination to the Board of Directors by stockholders. A stockholder suggesting a nominee to the Board should send the nominee's name, biographical material, beneficial ownership of the Company's stock and other relevant information in writing to the Secretary of the Company in a timely manner as set forth in the Company's Bylaws, accompanied by a consent of such nominee to serve as a director if elected. Nominees must be willing to devote the time required to serve effectively as a director and as a member of one or more Board committees. In order to submit a nomination, a stockholder must be a holder of record on the date of such submission and on the record date for determining stockholders entitled to vote at the meeting at which the election will take place. The Nominating Committee met in March 2001 for the purpose of nominating the nominees named in this Proxy Statement.

EXECUTIVE OFFICERS OF THE REGISTRANT


Name                                       Position                       Age
----                                       --------                       ---

  W. David Walters     Senior Vice President, Chief Financial Officer,
                       and  Secretary                                      52
  Steven L. Murphy     Senior Vice President and Chief Operating Officer   52
  Glen A. Skumlien     Executive Vice President, Operations                52
  Luz E. Gonzales      Vice President, Human Resources                     48
  Brian T. Nakagawa    Vice President, Technology & Information Systems    47

     The executive officers are elected by and serve at the discretion of the Board of Directors until their successors are duly chosen and qualified.

     W. David Walters

     Mr. Walters has served as Senior Vice President, Chief Financial Officer and Secretary since January 2000. Mr. Walters joined the Company in January 1999 as Chief Financial Officer, Vice President-Finance and Secretary. From 1997 to 1999, Mr. Walters was the Vice President Finance and Controller for the Penn Traffic Company, a grocery supermarket retailer. From 1996 to 1997, Mr. Walters was the Vice President, Controller for Bruno's, Inc., a grocery supermarket retailer. From 1992 to 1996, Mr. Walters was the Chief Financial Officer for ABCO Markets, Inc., a grocery supermarket retailer.

     Steven L. Murphy

     Mr. Murphy joined the Company in October 2000 as Senior Vice President and Chief Operating Officer. From 1998 to 2000, Mr. Murphy served as Vice President, Finance and Chief Financial Officer of World Wide Parts and Accessories Company (WORLDPAC), a major importer and distributor of replacement parts for imported cars and light trucks to the specialist repair industry. From 1994 to 1998, Mr. Murphy served as Vice President of Operations for WORLDPAC, where Mr. Murphy held various positions from 1977 to 1994, most recently as Vice President and General Manager. WORLDPAC was formed as a result of a merger in 1994 of World Wide Trading Company and Imported Parts and Accessories Company, Inc. Both companies were major importers and distributors of replacement parts for imported cars and light trucks to the specialist repair industry.

  Glen A. Skumlien

     Mr. Skumlien has served as Executive Vice President, Operations since September 1994. From November 1991 to September 1994, Mr. Skumlien served as Vice President-Operations for the Company.

  Luz E. Gonzales

     Mrs. Gonzales joined the Company in February 1995 as Vice President of Human Resources. From 1981 to February 1995, Mrs. Gonzales was Corporate Director of Human Resources for Southwest Water Company, a water service company.

  Brian T. Nakagawa

     Mr. Nakagawa has served as Vice President, Technology and Information Systems since February 1996, after joining the Company as Director of Technology and Information Systems in June 1995. Prior to joining the Company, Mr. Nakagawa was the owner of New Frontier Technologies, an information system consulting company.

                            EXECUTIVE COMPENSATION

Summary of Compensation

     The table below presents information concerning the compensation of (i) the Chief Executive Officer of the Company during fiscal 2000, (ii) the four persons who served as executive officers of the Company at December 31, 2000 and who received over $100,000 as compensation for such services, and (iii) one person who served as an executive officer of the Company and received over $100,000 for such services during fiscal 2000 (the persons listed in the table below are the "Named Executive Officers").

                          Summary Compensation Table

                                                                                               Long-Term
                                                                                             Compensation
                                            Annual Compensation                                 Awards
                                            -------------------                                 ------


           Name                                                             Other             Securities        All
           And                                                              Annual            Underlying       Other
        Principal                         Salary          Bonus        Compensation (1)         Options    Compensation
         Position             Year          ($)            ($)               ($)                  (#)           ($)
         --------             ----           ---           ---               ---                  ---           ---
Jerry A. Gordon, formerly        2000       $200,000       --                --                  25,000         --
President and Chief              1999       $187,000       --                --                      --         --
Executive Officer (2)            1998       $193,432       --                --                  33,333         --

W. David Walters                 2000       $178,000       --                --                   6,000         --
Senior Vice President,           1999       $155,481       --                --                  37,222   $126,192
Chief Financial Officer (3)      1998             --       --                --                      --         --

Glen A. Skumlien, formerly       2000       $144,000       --                --                   6,000         --
Executive Vice                   1999       $133,000       --                --                      --         --
President                        1998       $137,577       --                --                  22,222         --

John T. Vuagniaux, formerly      2000       $134,000       --                --                   6,000         --
Senior Vice President,           1999       $121,000       --                --                      --         --
Operations (4)                   1998       $125,163       --                --                  22,222         --

Luz E. Gonzales                  2000       $100,000       --                --                   5,000         --
Vice President,                  1999       $ 89,000       --                --                      --         --
Human Resources                  1998       $ 92,101       --                --                  11,111         --

S. Dane Seibert, formerly        2000       $ 86,750       --                --                   6,000   $ 65,250
Senior Vice President,           1999       $162,000       --                --                      --         --
Marketing (5)                    1998       $167,564       --                --                  22,222         --


(1) Other Annual Compensation did not exceed the lesser of $50,000 or 10% of the Named Executive Officer's salary and bonus.

(2) Mr. Gordon was President and Chief Executive Officer until he resigned in January 2001. Mr. Gordon served as President and Chief Operating Officer until September 1999, at which time he was elected to serve as President and Chief Executive Officer.

(3) Mr. Walters has served as Senior Vice President and Chief Financial Officer since January 2000. Mr. Walters joined the Company in January 1999 as Chief Financial Officer and Vice President, Finance. All Other Compensation for Mr. Walters represents amounts paid by the Company to third parties in connection with relocation expenses and associated income taxes.

(4) Mr. Vuagniaux served as Senior Vice President, Operations until he left the Company in January 2001.

(5) Mr. Seibert served as Senior Vice President, Marketing until he left the Company in June 2000. All Other Compensation represents amounts paid in connection with severance.

Option Grants in Fiscal 2000

     The following table presents certain information regarding stock option grants to each of the Named Executive Officers during the fiscal year ended December 31, 2000.

                                                                                              Potential Realizable
                                                                                                Value at Assumed
                                                                                                  Annual Rates
                                                                                                 of Stock Price
                                                                                                Appreciation for
                                     Individual Grants                                            Option Term
                       ---------------------------------------------------------------------------------------------
                                  Number of
                                 Securities      Percent of Total
                                 Underlying          Options          Exercise
                                   Option           Granted to        Or Base
                                   Granted         Employees in        Price     Expiration     5%         10%
Name                                 (#)           Fiscal Year        ($/Share)     Date        ($)         ($)
----                                 ---           -----------        --------      ----         --          --
Jerry A. Gordon                     25,000            21.93%            $16.13      2010      $253,523    $642,477

W. David Walters                     6,000             5.26%            $16.13      2010      $ 60,846    $154,195

Glen A. Skumlien                     6,000             5.26%            $16.13      2010      $ 60,846    $154,195

John T. Vuagniaux                    6,000             5.26%            $16.13      2010      $ 60,846    $154,195

Luz E. Gonzales                      5,000             4.39%            $16.13      2010      $ 50,705    $128,495

S. Dane Seibert                      6,000             5.26%            $16.13      2010      $ 60,846    $154,195


Aggregated Option Exercises in Fiscal 2000 and Fiscal Year-End Option Values

     The following table presents certain information regarding stock option exercises during fiscal 2000 and fiscal year-end option values of unexercised options for each of the Named Executive Officers.


                                                                                     Value of
                                                                    Number of       Unexercised
                                                                   Unexercised     In-the-Money
                                                                     Options        Options At
                               Shares Acquired                      at FY-End     Fiscal Year End
                                 on Exercise     Value Realized   # Exercisable/  $ Exercisable/
            Name                     (#)               ($)        Unexercisable    Unexercisable
            ----                     ---               ---        --------------  ---------------
Jerry A. Gordon                       --                --         74,500/59,833            $0/$0

W. David Walters                      --                --          3,750/39,472            $0/$0

Glen A. Skumlien                      --                --         32,500/29,722            $0/$0

John T. Vuagniaux                     --                --         34,500/29,722            $0/$0

Luz E. Gonzales                       --                --         10,250/17,361            $0/$0

S. Dane Seibert                       --                --                   0/0            $0/$0

Compensation of Directors

     Mr. Kayne receives $26,750 per quarter for services as Chairman of the Board. All other outside directors are compensated for their services at $6,250 per quarter. All members of the Board of Directors may elect to defer all or a portion of their annual compensation and receive instead options to purchase common stock of the Company at the fair market value on the date the options are granted. See "1994 Stock Compensation Program". For their terms from June 2000 thru June 2001, Messrs. Foreman, Boyd and Neuwirth received cash compensation for their services as directors, and Messrs. Kayne, Shlecter, Sinnott and Welch elected to instead receive options to purchase common stock of the Company.
All members of the Board of Directors are reimbursed for expenses incurred in connection with their serving on the Board.

1994 Stock Compensation Program

     The Company adopted its 1994 Stock Compensation Program (the "Program") to provide a means of encouraging certain officers, employees, directors, advisors and consultants of the Company and its subsidiaries or any parent company to obtain a proprietary interest in the enterprise and thereby create an additional incentive for such persons to further the Company's growth and development. The Program provides for the granting of options to certain officers, employees, directors, advisors and consultants of the Company and its subsidiaries or any parent company to purchase shares of the Company's common stock. The following description of the Program is qualified in its entirety by the full text of the Program, copies of which have been filed with the Securities and Exchange Commission.

     The Program is divided into two parts. Part I is the 1994 Employee Stock Option Plan and Part II is the 1994 Non-Employee Director Stock Option Plan. As described in further detail herein, Part I provides for discretionary grants of stock options to officers, employees, advisors and consultants of the Company. Such stock options may be either incentive stock options (each, an "ISO") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options that are not intended to be, or do not qualify as, ISOs (each, an "NSO"), provided, however, that ISOs may be granted only to
                       --------  -------
employees of the Company. Part II provides for the non-discretionary annual grant of options to purchase 1,500 shares of the Company's common stock to each non-employee director of the Company. Stock options granted under Part II may only be NSOs. An ISO or NSO that is issued or issuable under the Program may be referred to herein as an "Option"; and the Common Stock issued or issuable upon exercise of an Option shall be referred to herein as "Stock". The holder of an Option may be referred to herein as a "holder" or "optionee". The Program is not an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), and, therefore, is not subject to the provisions of ERISA. The Program is not a qualified plan under Section 401(a) of the Code.

     Additionally, under both Parts I and II of the Program, directors of the Company who are paid a fee for their services as directors ("Directors' Fees") will be allowed to make an election (a "Deferral Election") to receive Directors' Fees (excluding reimbursement of expenses) in the form of options ("Deferral Election Stock Options") to acquire the Company's common stock. The Deferral Election Stock Options shall be granted on the date of the Company's Annual Meeting in each year for which a Deferral Election has been made. The number of Deferral Election Stock Options granted to an electing director shall be an amount whose value, as determined by an independent valuation expert retained by the Compensation Committee, is equivalent on the date of the grant to the cash compensation which the director would otherwise have been entitled to receive for such year. In general, Deferral Election Stock Options will vest and become exercisable one year from the date of grant (or such longer period as the Compensation Committee may set) and will be exercisable at a price per share equal to the closing price of the Company's common stock on the exchange on which it is traded at the close of business on the first trading day preceding the date of grant. Deferral Election Stock Options will become immediately exercisable upon a director's death or disability or upon a Change of Control. If a director's membership on the Board of Directors ends for any reason other than death, disability or a Change in Control, then the number of Deferral Election Stock Options granted for the year in which the membership ends shall be reduced to reflect the amount of compensation actually earned by the director in that year and the remaining Deferral Election Stock Options granted in that year shall be immediately exercisable. Once any Deferral Election Stock Options become exercisable, they shall remain exercisable for the lesser of (i) five years after the date of grant or (ii) one year after the director's membership on the Board of Directors ends for any reason. Deferral Election Stock Options granted to non-employee directors may only be NSOs.

     The Program is administered by the Compensation Committee consisting of two or more disinterested members (non-employee directors who are only eligible for formula grants and Deferral Election Stock Options under Part II of the Program). The Compensation Committee may, from time to time and subject to the provisions of the Program, adopt rules and regulations relating thereto and make all other determinations as it deems necessary or desirable for the administration of the Program. The Program is to be administered in accordance with Rule 16b-3 under the Exchange Act.

     The Compensation Committee may from time to time modify or amend the Program as it deems necessary or desirable but may not change an Option already granted without the written consent of the holder of such Option (or Stock issued on exercise thereof), except pursuant to the adjustments for changes in capital structure and certain business combinations described below and provided that the terms and provisions of the Program which determine the eligibility of non-employee directors under Part II and the amount, price and timing of the formula grants and Deferral Elections under Part II may not be amended more than once every six months except to conform with changes in the Code or ERISA. In addition, unless approved at an annual meeting or a special meeting by the holders of at least a majority of the outstanding shares of common stock entitled to vote thereon, no amendment or change shall be made in the Program materially increasing the total number of shares which may be issued under the Program.

     The Program will continue in effect until March 17, 2004 or until such earlier time as (i) Options have been granted and exercised with respect to all shares that are available under the Program or (ii) the Program is terminated by the Compensation Committee. The Compensation Committee shall have the right to suspend or terminate the Program at any time, but such suspension or termination shall not affect the exercise of Options then outstanding under the Program.

     The maximum numbers of shares of common stock issuable under Parts I and II of the Program are currently 650,000 and 300,000 respectively, subject to adjustment as described below. Such shares of common stock may be authorized and unissued shares or may be treasury shares. If any Options terminate or expire without having been exercised in full, the shares which were subject to the unexercised portion of such Options shall be available for issuance under
the Plan.   As of December 31, 2000, 8,375 options had been exercised under Part
I, and 6,000 shares had been exercised under Part II of the Program. 381,721 and 291,738 shares were reserved for issuance subject to outstanding options under Part I and II of the Program, respectively, and 259,904 and 2,262 shares were reserved for future grants of stock options under Parts I and II of the Program, respectively.

     In the event of changes in the common stock by virtue of a stock dividend, stock split, reverse stock split, reclassification, combination or exchange of shares, or by reason of a merger, consolidation, recapitalization or reorganization involving the Company, the Compensation Committee will appropriately and proportionately adjust the maximum number and kind of shares as to which Options may be granted under the Program and will make a corresponding adjustment in the number and kind of shares issuable upon exercise of outstanding Options.

     Upon the occurrence of a Change of Control (as defined below), Options held by individuals who are employed by the Company (or who are members of the Board) as of the date of such Change of Control or who were terminated (or removed from the Board) in anticipation of such Change of Control shall immediately vest and become exercisable and in the event of a Change of Control of the type described in (i) below, such individuals shall have the right to require the Company to repurchase their Options for the difference between the fair market value of the underlying stock and the exercise price of the Options. "Change of Control" for purposes of this provision means (i) the acquisition by a person or entity other than the Company, any officer or director of the Company or Kayne Anderson Investment Management, Inc., of over 50% of the Company's stock, (ii) approval by the shareholders of a merger, reorganization or consolidation that results in new ownership of the Company or (iii) approval by the shareholders of a liquidation of the Company or the disposition of substantially all of its assets.

     In the event the employment by the Company or any parent or subsidiary of the Company (or membership on the Board) of an optionee under the Program is terminated for any reason (other than death, disability, or termination for Cause), any Option held by such optionee may be exercised, during its term, within a period of 90 days after the date of such termination of employment (or membership on the Board) to the extent such option was exercisable at the time of such termination of employment (or membership on the Board), or, with respect to optionees under Part I only, within such other period, and subject to such terms and conditions, as may be prescribed by the Compensation Committee. In the event the employment by the Company or any parent or subsidiary of the Company (or membership on the Board) of an optionee under the Program is terminated due to death or disability, such Optionee's Options shall immediately vest and become exercisable within a period of one year after the date of such termination of employment (or membership on the Board) or, with respect to optionees under Part I only, within such other period, and subject to such terms and conditions, as may be prescribed by the Compensation Committee. In the event such optionee was terminated (or removed from the Board) for Cause, all unexercised Options held by such optionee shall be forfeited and canceled. "Cause" is defined as (i) the willful failure to perform duties other than due to physical or mental incapacity, (ii) conviction for a felony, (iii) misconduct which is material injurious to the Company or (iv) the willful commission of any fraud on the Company. Notwithstanding the foregoing, Deferral Election Stock Options generally will remain exercisable for the lesser of (i) 5 years after the date of grant of such options or (ii) one year after the director's membership on the Board ends for any reason.

     The Company has registered under the applicable securities laws the Stock to be issued upon exercise of any Options and as a result such shares will be freely transferable under the Securities Act of 1933, as amended (the "Securities Act"), provided that shares of common stock acquired upon the exercise of Options held by "affiliates" (as defined in the Securities Act) of the Company may be resold by them only in compliance with Rule 144 under the Securities Act or as otherwise permitted under the Securities Act.

Proposed Amendment to the Program

     The Board of Directors has proposed an amendment (the "Amendment") to the Program to increase the maximum number of shares of common stock issuable under
Part I of the Program from 650,000 to 800,000 shares, and the maximum number of shares of common stock issuable under Part II of the Program from 300,000 to 500,000 shares, subject to the approval of the stockholders of the Company as provided herein. The Amendment, approved by the Compensation Committee of the Board of Directors effective as of March 15, 2001, is set forth in its entirety on Exhibit 1 hereto.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE
                                                       ---
PROPOSED AMENDMENT TO THE 1994 STOCK COMPENSATION PROGRAM.

     The Company intends to file a registration statement with respect to the additional shares of common stock underlying the additional options promptly after approval of the Amendment is received.

Certain Relationships and Related Party-Transactions

     Kayne Anderson Capital Advisors, L.P. currently manages the Company's investment portfolio. Kayne Anderson Investment Management, Inc. is the general partner of Kayne Anderson Capital Advisors, L.P. The Chairman of the Board and other board members are employed as senior executives of Kayne Anderson Investment Management, Inc. Such board members and Kayne Anderson Investment Management, Inc. are shareholders of the Company. The Company incurred costs of $44,000 and $69,000 in 2000 and 1999, respectively, to Kayne Anderson Capital Advisors, L.P. in connection with investment management fees. The Company did not incur any costs prior to 1998 in connection with investment management fees.

     The Company incurred costs of $11,000 for consulting services provided by LEK Consulting Group during 1999 and did not use the consulting services of LEK Consulting Group during fiscal 2000. Scott Shlecter, a director of the Company, was the President of the North American practice of LEK Consulting Group during 1999. He is no longer employed by LEK Consulting Group.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than 10% of the Company's common stock to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and 10% stockholders are required by the Commission to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its executive officers, directors and greater than 10% beneficial owners have complied with all the filing requirements applicable to them with respect to transactions during fiscal 2000.

     No director, officer, affiliate or beneficial owner of the Company, or any associate thereof, is a party adverse to the Company or any of its subsidiaries in any lawsuit nor has a material adverse interest thereto.

                     REPORT OF THE COMPENSATION COMMITTEE
                          ON EXECUTIVE COMPENSATION/1/

Compensation Philosophy

     The Compensation Committee's executive compensation philosophy is to provide competitive levels of compensation while establishing a strong, explicit link between executive compensation and the achievement of the Company's annual and long-term performance goals, rewarding above-average corporate performance, recognizing individual initiative and achievement, and assisting the Company in attracting and retaining highly-skilled management. This philosophy has been adhered to by developing incentive pay programs which provide competitive compensation and mirror Company performance. Both short-term and long-term incentive compensation are based on direct, explicit links to Company performance and the value received by stockholders.


     Fiscal 2000 Executive Compensation

     Cash compensation includes base salary and annual bonuses. Base salaries are set at competitive levels, with reference to the responsibilities undertaken by personnel and their experience. Annual salary adjustments are determined by reference to the Company's and the individual's performance, as well as the competitive marketplace generally. Annual bonuses are awarded based primarily on management's ability to achieve specified earnings levels.

     Stock-Based Incentives

     The Compensation Committee believes that it is essential to align the interests of the executives and other management personnel responsible for the growth of the Company with the interests of the Company's stockholders. The Compensation Committee believes that this alignment is best accomplished through the provision of stock-based incentives. Therefore, the Company has periodically granted stock options to officers, salaried employees, advisors, consultants and non-employee directors under the Company's stock option plans.

     Fiscal 2000 President and Chief Executive Officer Compensation

     Mr. Gordon's compensation as President of the Company for the fiscal year 2000 was determined by the Compensation Committee of the Board. For fiscal year 2000, the Compensation Committee determined that Mr. Gordon would be entitled to receive base salary of $200,000 and a bonus of $65,000, subject to the Company's achievement of specified earnings levels in fiscal year 2000. No bonus was awarded to Mr. Gordon in fiscal 2000. Mr. Gordon was elected to serve as President and Chief Executive Officer in September 1999. Mr. Gordon resigned as President and Chief Executive Officer in January 2001.

     Summary

     After its review of the Company's existing programs, the Compensation Committee believes that the total compensation program for executives of the Company over the last fiscal year was competitive with the compensation programs provided by other Companies with which the Company competes for management talent. The Compensation Committee also believes that the annual bonuses and stock-based incentives provided opportunities to participants that are consistent with the returns that are generated on behalf of the Company's stockholders.

     Limitation of Tax Deduction for Executive Compensation

     The Omnibus Budget Reconciliation Act of 1993 (the "Act") prevents publicly traded companies from receiving a tax deduction on compensation paid to proxy-named executive officers in excess of $1 million annually, effective for compensation paid after 1993. Although the Compensation Committee has not adopted a policy relating to the Act, the Compensation Committee believes that there will be little, if any, impact from this limitation to the Company.

_______________________


   1 Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the Report of the Compensation Committee on Executive Compensation shall not be incorporated by reference in any such filings.

COMPENSATION COMMITTEE:

     Scott H. Shlecter
     Robert V. Sinnott
     Richard A. Kayne

     PERFORMANCE GRAPH/2/

     The following graph compares the Company's cumulative total stockholder return on its Common Stock for the period from December 31, 1995, to December 31, 2000, with returns on, respectively, the American Stock Exchange Index and an industry index consisting of the Dow Jones Industry Group - Beverages, Soft Drinks. The return lines assume a $100 investment in the Company's stock (or in the basket of stocks represented by the given index) at the beginning of the period presented.


             GLACIER WATER SERVICES, INC. STOCK PERFORMANCE GRAPH
               FROM DECEMBER 31, 1995 THROUGH DECEMBER 31, 2000

                             [GRAPH APPEARS HERE]

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
        AMONG GLACIER WATER SERVICES, INC., THE AMEX MARKET VALUE INDEX
                      AND THE DOW JONES SOFT DRINKS INDEX

                                                             Cumulative Total Return
                                             --------------------------------------------------------
                                             12/95     12/96     12/97     12/98     12/99     12/00

GLACIER WATER SERVICES, INC.                 100.00    122.82    166.44    139.60     87.25     42.28
AMEX MARKET VALUE                            100.00    101.59    127.06    136.38    174.22    179.02
DOW JONES SOFT DRINKS                        100.00    133.62    177.26    184.58    154.63    179.66


* $100 INVESTED ON 12/31/95 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF
DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31.


_____________________
/2/ Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, this Performance Graph shall not be incorporated by reference in any such filings.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 20, 2001 certain information regarding the shares of Common Stock beneficially owned by each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of Common Stock by each director and Named Executive Officer and by all executive officers and directors as a group.

                                                        Amount and
                                                         Nature of
                                                        Beneficial                   Percent
          Name of Beneficial Owner(1)                   Ownership                    of Class
          --------------------------                    ---------                    --------
          Richard A. Kayne (2)                          1,612,027                    50.17%
          Peter B. Foreman (3)                             24,642                      *
          Peter H. Neuwirth (3)                            28,878                     1.02%
          Charles A. Norris                                     0                        0%
          Scott H. Shlecter (3)                            19,810                      *
          Robert V. Sinnott (3)(4)                         24,905                      *
          Jerry R. Welch (3)(4)                            27,168                      *
          Luz Gonzales (3)                                 12,750                      *
          Jerry A. Gordon (3)                              82,250                     2.90%
          Brian Nakagawa (3)                               14,250                      *
          Glen A. Skumlien (3)                             35,500                     1.26%
          John T. Vuagniaux (3)                            37,600                     1.33%
          W. D. Walters (3)                                 9,000                      *
          S. Dane Seibert                                       0                        0%
          Executive officers and directors              1,876,915                    66.22%
          as a group (11 persons) (3)

__________________

*    Less than 1%.

(1) Unless otherwise indicated, the address of each of the stockholders named in this table is: c/o Glacier Water Services, Inc., 2261 Cosmos Court, Carlsbad, California 92009.

(2) The 1,612,027 shares include (i) 457,109 shares held directly by Mr. Kayne (including 44,043 shares which may be acquired within 60 days upon exercise of options) and (ii) 1,149,918 shares held by managed accounts of Kayne Anderson Capital Advisors, L.P. ("KACA"), a registered investment adviser, and 5,000 shares held by a managed account of Kayne Anderson Rudnick Investment Management, LLC, a registered investment adviser. The shares held by managed accounts of KACA include the following shares held by investment funds for which KACA serves as general partner: 246,140 shares held by Kayne, Anderson Non-Traditional Investments, L.P., 396,448 shares held by ARBCO Associates, L.P., 324,490 shares held by Kayne Anderson Diversified Capital Partners, L.P. and 129,775 shares held by Kayne Anderson Capital Partners, L.P. An additional 53,025 shares are held in other KACA accounts or affiliates of KACA and it principals. Mr. Kayne has sole voting and dispositive power over the shares he holds directly. He has shared voting and dispositive power along with the above entities over the remaining shares. Mr. Kayne disclaims beneficial ownership of such shares held in the managed accounts. The address for Richard A. Kayne is c/o Kayne Anderson Investment Management, Inc., 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

(3) Shares beneficially owned include stock options exercisable within 60 days of March 20, 2000 in the amount of 24,642 held by Mr. Foreman, 375 held by Mr. Neuwirth, 18,610 held by Mr. Shlecter, 24,905 held by Mr. Sinnott, 27,168 held by Mr. Welch, 12,750 held by Ms. Gonzales, 82,250 held by

     Mr. Gordon (not included in officers and directors group amount), 14,250 held by Mr. Nakagawa, 35,500 held by Mr. Skumlien, 37,500 held by Mr. Vuagniaux (not included in officers and directors group amount) and 9,000 held by Mr. Walters.

(4) Messrs. Welch and Sinnott are Managing Directors of Kayne Anderson Capital Advisors, L.P.; however, they disclaim beneficial ownership with respect to any shares held by Kayne Anderson Capital Advisors, L.P. or any of its affiliates.

                            AUDIT COMMITTEE REPORT

     The Audit Committee of the Glacier Water Board of Directors (the Committee) is comprised of three independent directors and operates under a written charter adopted by the Board of Directors (Exhibit I). The members of the Committee are Scott H. Shlecter (Chair), Peter B. Foreman, and Peter H. Neuwirth. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     In this context, the Committee has met and held discussions with management and the independent accountants. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent accountants also provided to the Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     Based upon the Committee's discussion with management and the independent accountants, the Committee has recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.


AUDIT COMMITTEE:

Scott H. Shlecter
Peter B. Foreman
Peter H. Neuwirth

                             FEES PAID TO AUDITORS

     Fees for all services provided by Arthur Andersen LLP for fiscal year 2000 are as follows:

     Audit Fees.  Amounts billed by Arthur Andersen LLP related to the 2000
     ----------
annual financial statement audit and reviews of quarterly financial statements filed in the reports on Form 10-Q were approximately $74,000.

     Financial Information Systems Design and Implementation Fees.  No amounts
     ------------------------------------------------------------
were billed by Arthur Andersen LLP in 2000 for financial information systems design and implementation services.

     All Other Fees.  Amounts billed by Arthur Andersen LLP for all other
     --------------
professional services in 2000 were approximately $90,100.

     As part of its duties, the Audit Committee considered whether the provision of services other than audit services during fiscal year 2000 by Arthur Andersen LLP, the Company's independent public accountants, was compatible with maintaining the accountants' independence.


                             SELECTION OF AUDITORS

     The Board of Directors has appointed Arthur Andersen LLP Independent Public Accountants, as independent auditors of the Company for the fiscal year ending December 30, 2001, subject to ratification by the stockholders of the Company. It is intended that, in the absence of contrary specifications, the shares represented by proxies will be voted FOR the following resolution ratifying the appointment of Arthur Andersen LLP.

     "RESOLVED, that the stockholders of Glacier Water Services, Inc. hereby ratify and approve the appointment of Arthur Andersen LLP as the independent auditors of such Company for the fiscal year ending December 30, 2001."

     The affirmative vote of the holders of at least a majority of the aggregate outstanding shares of Common Stock present or represented by proxy at the meeting is required to adopt the foregoing resolution. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will be given an opportunity to make a statement on behalf of his firm if such representative so desires, and will be available to respond to any appropriate questions of any stockholder. Arthur Andersen LLP was the Company's independent auditor for the fiscal year ended December 31, 2000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
                                              ---
APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 30, 2001.

                                 ANNUAL REPORT

     The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 2000, is being forwarded to each stockholder with this Proxy Statement. Stockholders may obtain a copy of the Annual Report without charge by writing to the Secretary of the Company.

                                 OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Annual Meeting. If any other matters shall properly come before the meeting, the persons named in the proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

                           PROPOSALS OF STOCKHOLDERS

     Stockholder proposals, if any, which may be considered for inclusion in the Company's proxy materials for the 2002 Annual Meeting must be received by the Company at its offices at 2261 Cosmos Court, Carlsbad, California, 92009, not later than January 4, 2002. Any material received after January 4, 2002 shall be considered as untimely presented.


                   OTHER MATTERS TO COME BEFORE THE MEETING

     The federal proxy rules specify what constitutes timely submission for a stockholder proposal to be included in the Proxy Statement, as discussed above under "Approvals of Stockholders Proposals". If a stockholder desires to bring business before an annual meeting which is not the subject of a proposal timely submitted for inclusion in the Proxy Statement, the stockholder must provide notice to the Company, attention to the Company Secretary, in writing of the business the stockholder proposes to bring before the annual meeting.

     If a stockholder wants to nominate a person for election to the Board other than a director nominated by the Nominating Committee, notice of the proposed nomination must be provided to the Secretary of the Company in the time period set forth in the previous paragraph in the case of the 2002 annual meeting and, in the case of a special meeting called for the purpose of electing directors, by the close of business on the tenth day following the day on which public disclosure of the date of the special meeting is made.

                          FORWARD LOOKING STATEMENTS

     This Proxy Statement contains "forward-looking" information, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. You can find many of these statements by looking for words such as "may", "will", "expect", "anticipate", "believe", "estimate", and similar words used in this Proxy Statement. The forward-looking statements in this Proxy Statement are intended to be subject to the safe harbor protection provided by the federal securities laws.

     These forward-looking statements are subject to numerous assumptions, risks and uncertainties (including trade relations and completion) that may cause our actual results to be materially different from any future results expressed or implied in those statements.

     Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on these statements, which speak only as of the date of this Proxy Statement.

     The cautionary statements set forth above should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.


                                          By Order of the Board of Directors

                                          /s/ DAVID WALTERS
                                          W. David Walters
                                          Senior Vice President,
                                          Chief Financial Officer and Secretary


Dated:  May 4, 2001

                                   Exhibit I

                         GLACIER WATER SERVICES, INC.
                            AUDIT COMMITTEE CHARTER
                                 JUNE 6, 2000

1.   PURPOSE
     -------

     The primary function of the Glacier Water Services, Inc. (the "Company") Audit Committee is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company 's systems of internal controls regarding finance, accounting, legal compliance and ethics that the Company's management and the Board have established; and the Company 's auditing, accounting and financial reporting processes generally.

     Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. In performing its duties, the Audit Committee will maintain effective working relationships with the Board, the Company's management and the independent accountants. To effectively perform his or her role, each Audit Committee member will obtain an understanding of the detailed responsibilities of Committee Membership as well as the Company's business, operation and risks.

     The Audit Committee's primary duties and responsibilities are to:

          Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;

          Review and appraise the audit efforts of the Company's independent accountants; and

          Provide an open avenue of communication among the independent accountants, the Company's financial and senior management, and the Board.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION
     -----------

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Audit Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee, and at least one member of the Committee shall have accounting, related financial management expertise, or any other comparable experience that results in the individual's financial sophistication.

     For purposes of this Charter, the definition of independence includes the absence of any relationship with the Company that may interfere with the exercise of the member's independence from management and the Company. In addition, the following restrictions apply to every Audit Committee member:

     A member's independence would be deemed impaired if:

          The member is currently employed by a) the company, b) an affiliate, or c) a current parent or predecessor, or so employed in the past three (3) years.

          The member is currently, or within the past three (3) years, a member of the immediate family of a current executive officer of the company or an affiliate.

          The member is an executive of another business organization where any of the company's executives serve on the organization's compensation committee.

          The member is a partner, controlling shareholder, or executive officer of a business organization that has a business relationship with the company.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS
      --------

      The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and with the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Company's financial statements consistent with Section IV.6 below.

IV.   RESPONSIBILITIES AND DUTIES
      ---------------------------

      To fulfill its responsibilities and duties, the Audit Committee shall:

Independent Accountants
-----------------------

1. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee will obtain from the accountants a formal written statement delineating all relationships between the accountants and the Company consistent with Independence Standards Board No. I and review and discuss with the accountants all significant relationships the accountants have with the Company to oversee the accountants' independence.

2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant. The independent accountants are accountable to the Board of Directors and the Audit Committee who have the responsibility and authority to select, evaluate and where appropriate, replace the independent accountants.

3. Periodically consult with the independent accountants out of the presence of the Company's management about internal controls and the fullness and accuracy of the organization's financial statements.

Documents/Reports Review
------------------------

4. Review with the independent accountants the plan and scope of their audit, its status during the year and the results when completed.

5. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body or to the public, including any certification, report, opinion, or review rendered by the independent accountants, and following the satisfactory completion of each year-end audit, review and recommend to the Board the inclusion of the Company's audited financial statements in its Annual Report on Form 10-K. On an annual basis, the Audit Committee shall provide a report to the Company, which will be included in its Proxy Statement, in compliance with Rule 306 of Regulation S-K.

6. Review with financial management and the independent accountants the Quarterly Reports on Form 1O-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Financial Reporting Processes
-----------------------------

7. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes and controls, both internal and external, to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws and regulations.

8. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting, the clarity of the Company's financial disclosures, the degree of aggressiveness or conservatism of the Company's accounting principles and the underlying estimates, and the significant decisions made by management in preparing the financial disclosure.

9. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practice as suggested by the independent accountants or the Company's management.

Process Improvement
-------------------

10. Establish regular and separate systems of reporting to the Audit Committee by each of the Company's management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11. Following completion of the annual audit, review separately with each of the Company's management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among the Company's management and the independent accountants in connection with the preparation of the financial statements.

13. Review with the independent accountants and the Company's management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

14. Review periodically the adequacy of the Company's accounting, financial and auditing personnel resources.

Ethical and Legal Compliance
----------------------------

15. Monitor compliance with the Company's policies on ethical practices, and ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

16. Review with the Company's counsel legal compliance matters, including pending or threatened litigation and corporate securities trading policies.

17. Review with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements.

Miscellaneous
-------------

18. Review and reassess the adequacy of this Charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

19. Perform any other activities consistent with this Charter, the Company's By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.


V.   REPORTS
     -------

     The Audit Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

     The Audit Committee shall report to shareholders in the Company's proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter.

V1.  OTHER AUTHORITY
     ---------------

     The Audit Committee is authorized to confer with the Company's management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice. The Audit Committee will also perform such other functions as are authorized for this Committee by the Company's Board of Directors from time to time.

V11. DISCLAIMER
     ----------

     With respect to the preparation and auditing of the Company's financial statements, the Audit Committee's role is one of oversight. The Company's management is responsible for preparing the Company's financial statements. The Company's independent auditors are responsible for auditing those financial statements. Nothing in this Charter should be construed to imply that the Audit Committee is required to provide any assurance or certification as to the Company's financial statements or the services of the independent accountants.

                                  Exhibit II

               SEVENTH AMENDMENT TO GLACIER WATER SERVICES, INC.
                        1994 STOCK COMPENSATION PROGRAM

1.   Purpose.
     -------
          The purpose of this Seventh Amendment to Glacier Water Services, Inc. 1994 Stock Compensation Program (the "Seventh Amendment") is to increase the maximum number of shares of common stock under the Program.

2.   Definitions.
     -----------
          Terms used in this Amendment and not defined herein shall have the meaning ascribed to them in the Glacier Water Services, Inc. 1994 Stock Compensation Program ( the "Program").

3.   Common Shares Subject to Options.
     --------------------------------
          Article 2 of the Program is amended by deleting the number "650,000" and replacing it with the number "800,000" in the first sentence thereof. Such number pertains to the maximum number of options for common stock to be granted under Part I of the 1994 Stock Compensation Program.

          Article 2 of the Program is amended by deleting the number "300,000" and replacing it with the number "500,000" in the second sentence thereof. Such number pertains to the maximum number of options for common stock to be granted under Part II of the 1994 Stock Compensation Program.

4.   Date of the Amendment and Approval of Shareholders.
     --------------------------------------------------
          This Seventh Amendment is effective as of March 15, 2001, and is subject to the approval by affirmative vote of the holders of a majority of the shares present, either in person or by proxy, and entitled to vote at a duly held meeting of the shareholders at which a quorum is present representing a majority of all outstanding shareholders either in person or by proxy. If such shareholder approval is not obtained, this Seventh Amendment shall have no further effect and any options granted in reliance of shareholder approval hereof shall be automatically canceled.

--------------------------------------------------------------------------------

                         GLACIER WATER SERVICES, INC.

                 Annual Meeting of Stockholders--June 5, 2001

          This Proxy is Solicited on Behalf of the Board of Directors

  The undersigned stockholder of Glacier Water Services, Inc. (the "Company") hereby appoints Richard A. Kayne and W. David Walters, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 5, 2001, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present, for the following purposes:

  THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED WILL
BE VOTED FOR THE ADOPTION OF EACH PROPOSAL DESCRIBED ON THE REVERSE SIDE AND
         ---
VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THE REVERSE HEREOF.
      ---
               (Continued and to be Signed on the reverse side)
--------------------------------------------------------------------------------

                                                                 Please mark
                                                            [X]  your votes
                                                                  as this

Item 1. ELECTION OF DIRECTORS

NOMINEES: JERRY R. WELCH          SCOTT H. SHLECTER           FOR each       WITHHELD
          PETER B. FOREMAN        RICHARD A. KAYNE            nominee        AUTHORITY
          PETER H. NEUWIRTH       ROBERT V. SINNOTT           listed        to vote for
          CHARLES A. NORRIS                                  (except as        each
                                                            marked to the     nominee
                                                             contrary):       listed.
                                                               [_]             [_]

INSTRUCTION: To withhold authority to vote for any
             individual nominees, write that
             nominee's name in the space provided
             below.

-----------------------------------------------------------------------------------------------

Item 2. Approval of an amendment to the 1994 Stock           FOR    AGAINST    ABSTAIN
Compensation Program to increase the maximum number          [_]      [_]        [_]
of shares of the Company's common stock issuable
under the Program.

Item 3. Ratification of the appointment of Arthur            FOR    AGAINST    ABSTAIN
Andersen LLP as independent auditors of the                  [_]      [_]        [_]
Company for the 2001 fiscal year.

Item 4. In their discretion upon such other                  FOR    AGAINST    ABSTAIN
matters as they properly come before                         [_]      [_]        [_]
this meeting.


The undersigned hereby acknowledge receipt of the Notice of Annual Meeting and Proxy Statement dated May 4, 2001

Dated: ________________________________________________________________________________________

-----------------------------------------------------------------------------------------------
(Signature)

-----------------------------------------------------------------------------------------------
(Signature)

-----------------------------------------------------------------------------------------------
(Print Name Here)

Please sign your name or names, exactly as stenciled. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.